INVESTOR PRESENTATION 4Q 20 1 9

FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES 2 FORWARD-LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, statements about the effects of change in lumber prices on annual EBITDDA, favorable fundamentals, estimated 2019 and future harvest volumes, percentage of acres harvested and seedlings planted each year, amount of carbon sequestered each year, maintenance of third- party certifications, percentage of merchantable timber inventory that is comprised of sawlogs, percentage of sawlogs used internally, increase in value of Deltic acres since merger, manufacturing capacity, projected pine sawtimber stumpage price, expansions, effect of change in log prices on company cash generation, capital spending in 2019, 2019 forecasted lumber shipments, North American lumber demand, forecasted real estate sales, real estate business potential and land development potential, land stratification values, capital allocation, dividend run rate, future capital expenditures, share repurchases, accretive acquisitions, flexibility to grow and return capital to shareholders, debt maturities, future company performance, the company’s business model, U.S. housing starts and resales, shift of North American lumber production to the South, weather and favorable growing conditions, and similar matters. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmen- tal timber sales; changes in the United States and international ecomomies; changes in U.S. job growth; changes in U.S. bank lending practices; changes in the level of domestic construction activity; changes in international tariffs, quotas and trade agreements involving wood products; changes in domestic and international demand for wood products; changes in production and production capacity in the forest products industry; competitive pricing pressures for the company’s products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regula- tions; unforeseen environmental liabilities or expenditures; climate change and weather conditions; changes in fuel and energy costs; changes in raw material and other costs; the ability to satisfy complex rules in order to remain qualified as a REIT; changes in tax laws that could reduce the benefits associated with REIT status; and other risks and uncertainties described from time to time in the company’s public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements. NON-GAAP MEASURES This presentation presents non-U.S. GAAP financial information, A reconciliation of those numbers to U.S. GAAP is included in this presentation which is available on the company’s website at www.PotlatchDeltic.com.

WHY INVEST IN POTLATCHDELTIC

PotlatchDeltic's high-quality, well-managed portfolio of assets is ideally positioned to take advantage of favorable industry fundamentals. We have the **HIGHEST DIRECT LEVERAGE** to lumber prices of the timber REITs along with a sustainable and growing dividend.

$3 Billion Timber REIT

1.9 Million Acres



1.2 Billion Board Feet of Lumber

HIGHEST DIRECT LEVERAGE TO LUMBER PRICES[1]



Indexed Idaho Sawlogs
&
Top Ten Lumber Manufacturer
64%
27%
37%
22%
0%
0%
PCH
WY
RYN
CTT
| Indexed Idaho Sawlogs
| Lumber

$10 Per MBF in Lumber Price = $12 Million in PCH EBITDDA

FAVORABLE FUNDAMENTALS

- ↑ US HOUSING STARTS
- ↑ MILLENNIAL OWNERSHIP
- ↑ AGE OF HOUSING STOCK
- ↓ CANADIAN SUPPLY

ACCRETIVE GROWTH

2018
- $1.4 billion Deltic merger
- Complementary businesses
- Exceeded synergy targets

2014
- $384 million timberland purchase
- 200,000 acres in MS & AL
- Diversification & growth platform

SUSTAINABLE AND GROWING DIVIDEND

116% Increase in Dividend Payout Since 2012[2]

29% Increase in Dividend Per Share Since 2012

3.7% Yield[3]



$ PER SHARE
$1.24
$1.28
$1.43
$1.50
$1.50
$1.53
$1.60
2012
2013
2014
2015
2016
2017
2018

1 | 2018; Source: Public Filings
2 | Regular dividend payout increased from $50 Million in 2012 to $108 Million run rate Q4 2018 3 | Based on closing share price of $43.22 per share on October 30, 2019

PotlatchDeltic
3

ENVIRONMENTAL SOCIAL & GOVERNANCE 4 SUSTAINABILITY is a core corporate value instilled by managing a renewable resource for the long term. We are focused on meeting the needs of our stakeholders, now and long into the future. SOCIAL ENVIRONMENTAL GOVERNANCE Committed to zero safety related accidents Focused on diversity, inclusion, and career advancement Connected to communities 1 | Log utilization inclues primary products such as lumber and by-products such as sawdust, shavings, chips, and bark 2 | Certified forestry practices encompass societal needs such as clean water and wildlife habitat Forestry Practices are 100% Third Party Certified 2 Promoting wildlife habitat and protecting endangered species Protecting 2,300 miles of streams Independent & diverse board Comprehensive policies ensure high standards of integrity and ethics Incentives aligned with stakeholder objectives 25 Million seedlings planted each year 1.4 Million metric tons of carbon sequestered every year 50%of wood product’s dry weight is carbon, acting as a carbon vault Nearly 100% of our logs are utilized 1 acres of timberland 7 manufacturing facilities that produce lumber and plywood BEMIDJI ST. MARIES OLA WARREN WALDO GWINN STRATIFYING LAND TO DELIVER VALUE TOP 10 U.S. LUMBER PRODUCER HIGH QUALITY TIMBERLANDS LITTLE ROCK SPOKANE, WA OVERVIEW OF ASSETS 5 PotlatchDeltic is headquartered in Spokane, Washington and operates in three business segments: Timberlands, Wood Products, and Real Estate. The company was founded in 1903.

TIMBERLANDS SEGMENT OVERVIEW 1 | Non-GAAP measure; Definition and reconciliations to GAAP can be found in appendix 2 | Deltic included for 10 months in 2018 | Acres in thousands; As of Q3 2019 | Does not include the effect of future acquisitions or dispositions 6 OWNERSHIP REGION STATE ACRES3 NORTHERN IDAHO MINNESOTA 628 108 736 SOUTHERN ARKANSAS MISSISSIPPI ALABAMA LOUISIANA 934 96 92 6 1,128 ACRES HARVESTED PER YEAR HISTORICAL AND PROJECTED SUSTAINABLE HARVEST PROJECTED AVERAGE ANNUAL HARVEST RANGE4 MILLIONS OF TONS ACTUAL ANNUAL HARVEST 20182 5.6 2017 4.0 MAX 6.3 MIN 2019- 2029 6.8 5.6 7.4 2030- 2064 5.7 2065+ 7.8 We own 1.9 million acres of high-quality timberlands in a tax-efficient REIT structure. Our Timberlands EBITDDA has increased due to higher log prices in Idaho and expansion of our ownership in the Central U.S. South. We manage our timberlands on a LONG-TERM SUSTAINABLE BASIS and plant about 25 million seedlings every year. 88 MILLION TONS Merchantable Timber Inventory 3% 64% SAWLOGS EBITDDA HISTORY 1 | Northern Region 201720182 | Southern Region $ MILLIONS 2019 LTM 2016 $200 $180 $160 $140 $120 $100 $80 $60 $40 $20 $0

IDAHO TIMBERLANDS 7 We are the largest private landowner in Idaho where we own the MOST PRODUCTIVE TIMBERLANDS in the Inland Northwest. High value sawlogs represent 90% of our Idaho harvest volume and we index the price of about 70% of our sawlogs to the price of lumber. PCH TIMBERLANDS SIGNIFICANTLY OUTPERFORM AVERAGE INLAND NORTHWEST TIMBERLANDS 1 | Idaho sawlogs are sold on a Scribner Eastside log scale basis; The price conversion factor is approximately 1.25X, so $600/MBF Eastside = ~$750/MBF Westside 2 | EBITDDA is a non-GAAP measure; See Appendix for definition and reconciliations to GAAP; WY EBITDDA obtained from public filings EBITDDA SIMILAR TO W.OREGON & WASHINGTON WYPCH WESTERN OR/WAIDAHO EBITDDA/ACRE 2 (2018) 40% Of Sawlogs Used Internally RECENT TRANSACTIONS 32,000 ACRES @ $1,900 PER ACRE MAJOR SPECIES DOUGLAS-FIR/LARCH, HEM-FIR, CEDAR TYPICAL INLAND NW TIMBERLANDS PCH TIMBERLANDS MILDER CLIMATE HIGHER PRECIPITATION FAVORABLE SOILS IDEAL ELEVATION 90% SAWLOGS 1,700 ACRES @ $3,400 PER ACRE SIGNIFICANT PORTION OF SAWLOGS INDEXED TO LUMBER $300 $400 $500 $600 $700 $800 JAN-16 MAR-16 MAY-16 JUL-16 SEP-16 NOV-16 JAN-17 MAR-17 MAY-17 JUL-17 SEP-17 NOV-17 JAN-18 MAR-18 MAY-18 JUL-18 SEP-18 NOV-18 JAN-19 MAR-19 MAY-19 JULY-19 SEP-19 | WWPA Inland Hem-Fir Lumber Index ($/MBF) | PCH Idaho Hem-Fir Sawlog ($/MBF Eastside Scale1) $183 $181

SOUTHERN TIMBERLANDS 8 We increased our Southern timberlands ownership by 730,000 acres since 2014 and we are the second largest private landowner in Arkansas. Our integrated operating model provides a NATURAL HEDGE against sawlog prices that remain below long-term trend levels. 1 | PotlatchDeltic estimate based on 2018-2019 harvest volumes. Rayonier, Weyerhaeuser based on Company Reports 2 | Source: USDA, WWPA, Timber Mart-South, 2018 production number estimated on 11 months of actuals | Source: Forisk, Company Reports | $50 million increase in value of Deltic acres since merger through implementation of advanced silviculture regime CENTRAL SOUTH CAPACITY ADDITIONS3 50% Of Sawlogs Used Internally HIGH QUALITY SOUTHERN TIMBERLANDS 2.0 2.5 3.0 3.5 4.0 PCH PCH 2017 WY RYN 53% SAWLOGS Almost 3 BBF Announced NATURALLY HEDGED IN THE US SOUTH CONSUME 2.5 MILLION TONS SELL 2.1 MILLION TONS 10% CHANGE IN PRICES 1% CHANGE IN PCH CASH FLOWS SOUTHERN PINE SAWLOGS PCH Timberlands New Sawmill Capacity Announced New Sawmill Capacity Completed = TONS PER ACRE1 $50 MILLION INCREASE IN VALUE 4 SOUTHERN PINE SAWTIMBER STUMPAGE PRICE2 $0 $10 $20 $30 $40 $50 20 18 16 14 12 10 8 6 4 2 0 BILLION BOARD FEET 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 | US South Softwood Lumber Production | Stumpage Price TREND PRICING $ PER TON

WOOD PRODUCTS SEGMENT OVERVIEW 9 We rank as a top-10 lumber producer in the U.S. with 1.2 billion board feet of capacity. We also own an industrial grade plywood mill with 160 million square feet of capacity. Our lumber shipments have increased 70% in six years as a result of HIGH-RETURN CAPITAL PROJECTS and the addition of two sawmills in the 2018 Deltic merger. 1 | Non-GAAP measure; Definition and reconciliations to GAAP can be found in the appendix 2 | Deltic included for 10 months in 2018 3 | Source: Random Lengths 4 | Source: FEA PCH LUMBER VOLUMES ARE GROWING 6 Sawmills 1.1 BBF Forecasted Shipments 4 Sawmills 655 MMBF Shipped +450 MMBF +70% +3% ORGANIC CAGR 2019 2013 2013 $ $40 MILLION OF CAPITAL SPENDING IN MILLS IN 2019 Southern Yellow Pine DIMENSIONAL MSR TIMBERS GREAT LAKES STUDS Western Douglas-Fir Hem-Fir Dimensional PCH EBITDDA HISTORY1 2019 LTM 2016 2017 20182 $0 $20 $40 $100 $120 $80 $60 $140 $ MILLIONS RANDOM LENGTHS FRAMING LUMBER COMPOSITE3 $650 $600 $550 $500 $450 $400 $350 $300 $250 $200 LUMBER PRICE PER MBF 201320142015 2016 2017 2018 2019 YTD NORTH AMERICAN LUMBER DEMAND4 BBF Forecast 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD 70 60 50 40 30

REAL ESTATE SEGMENT OVERVIEW 10 We have identified about 215,000 rural acres that we intend to sell over time at a MEANINGFUL PREMIUM to timberland value. We also acquired a 4,800-acre master-plan community that is about half complete in Little Rock, Arkansas as part of the 2018 Deltic merger. EBITDDA HISTORY 1 1 | Non-GAAP measure; Definitions and reconciliations to GAAP can be found in the appendix 2 | Deltic included for 10 months in 2018 3 | Historical average of last two years HBU Development $2,800 / ACRE 3 50,000 ACRES $1,300 / ACRE 3 100,000 ACRES Recreation Real Estate $950 / ACRE 3 65,000 ACRES COMMERCIAL - OFFICE/MULTIFAMILY/RETAIL Chenal Master-Plan Community Little Rock, Arkansas LAND STRATIFICATION LOT SALES TO PRIVATE/REGIONAL BUILDERS 1,600 LOTS $77,500/LOT 370 ACRES $250,000/ACRE $30 Non-Strategic DEVELOPMENT RURAL PREMIER MASTER PLAN COMMUNITY MOST INFRASTRUCTURE $ COMPLETE 5x PREMIUM TO TIMBER NET PRESENT VALUE LEGACY DELTIC LANDS EXCEEDING EXPECTATIONS ~65% Residential Sold ~57% Commercial Sold $62MM $130MM $140MM $ MILLIONS $60 $50 $40 $20 $10 $0 2019 LTM 2017 2016 20182 HENAL

RETURNING CASH TO SHAREHOLDERS 11 RETURNING CASH TO SHAREHOLDERS via a sustainable and growing dividend along with opportunistic share repurchases is a key component of our capital allocation strategy. 1 | Cash portion of $222 million earnings & profits purge to convert Deltic to a REIT 2 | Based on closing stock price of $43.22 per share on October 30, 2019 3.7% DIVIDEND YIELD2 OPPORTUNISTIC SHARE REPURCHASES SUSTAINABLE AND GROWING DIVIDEND 2012 2013 2014 2015 2016 2017 2018 Increase in Dividend Per Share Since 2012 $ PER SHARE $1.24 $1.28 $1.43 $1.50 $1.50 $1.53 $1.60 29% 116% Increase in Dividend Payout Since 2012 $ MILLIONS 2012 $50 2017 $62 2018 $102 CURRENT $108 $44 MILLION 2018 SPECIAL DIVIDEND 1 -29% Difference in Share Price: Repurchase vs. Issuance $75 MILLION REMAINING ON AUTHORIZATION REPURCHASED $25 MILLION FIRST HALF 2019 AT $37 PER SHARE

CAPITAL STRUCTURE ($ MILLIONS) 12 MAINTAINING A STRONG BALANCE SHEET and ample liquidity provides the flexibility to invest in our existing business and complete accretive acquistions to grow shareholder value. | Based on closing stock price of $43.22 per share on October 30, 2019 | EBITDDA leverage is a non-GAAP measure; see Appendix for definition | Average cost of debt excludes amortization of deferred costs and credit facility fees and is after taxes NO SIGNIFICANT NEAR-TERM DEBT MATURITIES $65-$70 MILLION 2019 CAPEX $475 MILLION LIQUIDITY $300 MILLION DEBT REPAID OR REFINANCED SINCE 2016 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 $40 $46 $40 $43 $40 $176 $150 $100 $28 $0 $100 ($ MILLIONS) INVESTMENT GRADE DEBT METRICS Net Debt to Enterprise Value Moody’s Baa3 S&P BBB- EBITDDA leverage-LTM2 Average cost of debt3 19% 3.9x 3.3% MARKET CAP1 ENTERPRISE VALUE DEBT CASH $2,905 $756 ($95) $3,566

APPENDIX 4Q 20 1 9

HOUSING MARKET OVERVIEW 14 U.S. housing starts have been growing slowly since the Great Financial Crisis and are still below long-term trend levels. Favorable demographics and relative affordability should support CONTINUED IMPROVEMENT. The repair & remodel segment’s appetite for lumber has been increasing steadily due to aging U.S. housing stock, strong home prices and consumer confidence. | Source: U.S. Census Bureau | Freddie Mac & Department of Housing and Urban Development 3 | Source: FEA 4 | Source: NAHB AGING U.S. HOUSING STOCK4 28 30 32 34 36 38 40 2005 2007 2009 2011 2013 2015 2017 YEARS RESALE HOME INVENTORY REMAINS LOW FOR SALE Aging market signals rising market for remodeling and new construction MILLENNIALS SHIFTING TO HOME OWNERSHIP REPAIR AND REMODEL SHOULD REMAIN STRONG U.S. HOUSING STARTS1 00020406081012 | Single Family| Multifamily 14161820F 0 500 1,000 2,500 2,000 1,500 THOUSANDS Multifamily Led theWay Average Starts Since 1970: 1.5 Million Single Family to Drive Starts Higher Actual 1 Forecast 2 NORTH AMERICAN LUMBER PRODUCTION SHIFTING TO U.S. SOUTH3 33% 31% 29% 27% 25% 23% 21% 19% 17% 15% British Columbia U.S. South Forecast % SHARE OF PRODUCTION 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 FIXED RATE MORTGAGE INDEX Homes Remain Relatively Affordable HOUSING AFFORDABILITY INDEX & 30 -YEAR FIXED RATE MORTGAGE2 210 200 190 180 170 160 150 140 130 120 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 09101112 13141516171819

EBITDDA & SEGMENT EBITDDA RECONCILIATION ($ MILLIONS) 15 | Excludes the Q2 2016 central Idaho timberland sale | Eliminations are primarily related to intersegment purchases of logs | Special items include Deltic merger costs of $3 million and environmental charge of $5 million in 2017 and Deltic merger costs of $22 million and inventory purchase price adjustment of $2 million in 2018 2016 2017 2018 2019 LTM TIMBERLANDS Northern Timberlands operating income $65 $94 $105 $58 Depreciation, depletion and amortization 10 8 9 8 Northern Timberlands EBITDDA $75 $102 $114 $66 Southern Timberlands operating income $17 $12 $16 $23 Depreciation, depletion and amortization 14 13 40 37 Southern Timberlands EBITDDA $31 $25 $56 $60 Timberlands Segment Adjusted EBITDDA $106 $127 $170 $126 WOOD PRODUCTS Operating income (loss) $25 $73 $108 ($9) Depreciation and non-cash impairments & eliminations 7 7 23 24 Wood Products Segment Adjusted EBITDDA $32 $80 $131 $15 REAL ESTATE Operating income1 $19 $19 $23 $40 Basis of real estate sold and depreciation 8 7 17 21 Real Estate Segment Adjusted EBITDDA $27 $26 $40 $61 CORPORATE Corporate expense ($28) ($43) ($63) ($37) Depreciation and eliminations2 (3) (2) (5) 4 Special items3 - 8 24 - Total Adjusted EBITDDA $134 $196 $297 $169

DEFINITIONS 16 Total Adjusted EBITDDA is a non-GAAP measure and is calculated as net income (loss) adjusted for interest expense, provision (benefit) for income taxes, depletion, depreciation and amortization, basis of real estate sold, non-operating pension and other post-retirement benefit costs, gains and losses on disposition of fixed assets, acquisition costs included in cost of goods sold, environmental charges, Deltic merger-related costs, non-cash impairments and other special items. EBITDDA Leverage is a non-GAAP measure and is calculated as net debt divided by Total Adjusted EBITDDA. Segment Adjusted EBITDDA is a non-GAAP measure and is calculated as segment operating income (loss) adjusted for depletion, depreciation and amortization, basis of real estate sold, gains and losses on disposition of fixed assets, non-cash impairments and other special items. Cash Available for Distribution (CAD) is a non-GAAP measure and is calculated as cash from operations minus capital expenditures and timberland acquisitions. Net Debt is a non-GAAP measure and is calculated as long-term debt, less cash and cash equivalents.

Jerry Richards Vice President & Chief Financial Officer 509-835-1521 potlatchdeltic.com NASDAQ: PCH 4Q 2019